UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: August 31

Date of reporting period: August 31, 2006

Item 1. Report to Stockholders.

ANNUAL REPORT

Year Ended
August 31, 2006

To our fellow Shareholders:

The Fund recorded a positive return of 7.60% for the fiscal year ended August 31, 2006 and compares to the S&P 500 Index which increased 8.88% over the same period. While our stock holdings outperformed the S&P 500 Index, our cash holdings, which varied around 20% for most of the fiscal year, were the main cause for the overall under-performance versus the S&P 500 Index.

For the second year in a row, the fund does not look a whole lot different from a sector weighting perspective even as we initiated 24 new positions and sold 22 previously existing ones (all across various sectors). It should be noted that we utilize Standard & Poor’s universally accepted sector classifications and during the past year they reclassified the for profit post-secondary school industry out of the industrials sector to the consumer sector. This move now makes that sector our heaviest weighting at 21.9% at the August 31, 2006 fiscal year end, up from last year’s 17.6% weight. The next most heavily weighted sector at August 31, 2006 was Technology at 19.2%, down from last year’s 23.4% weight as we sold and trimmed a number of great performing stocks in that sector. Healthcare was once again our third biggest sector at 14.9%, up from 10.8% last year as we have found a number of attractive ideas in that sector. Meanwhile our cash balances ended the fiscal year at 20.3%, down from 23.7% last year. Cash balances at August 31, 2005 were somewhat overstated due to some year-end tax loss sales that were subsequently repurchased in fiscal 2006 while cash balances at August 31, 2006 are a bit understated since we postponed some sales to avoid tax gain recognition until after the August 31, 2006 fiscal year end.

Standout performers for the fiscal year included Aspreva Pharmaceuticals, Icon PLC, Oplink, Omnivision, Intevac, Diodes, Christopher & Banks, Celgene, Multi Fineline Electronix and Eagle Bulk Shipping. The biggest detractors included Career Education, Sigmatel, Salix Pharmaceutical, NPS Pharmaceutical, Apria Healthcare, Epix Pharmaceutical and Spectralink. Our technology stocks were the biggest contributor to performance this fiscal year, taking the baton from our energy holdings which had led performance the past two fiscal years. Once again, every sector in which the Fund was invested had positive returns for the fiscal year. Relative to the broader market, we were hurt by our underweight position in the financial services sector, the biggest sector weight in most market indices. Financials were among the better market performers during this fiscal year. We have had a negative stance towards the banking sector due to our concerns about the unwinding of frothy housing and mortgage markets and the negative impact that will have on banks. Obviously, the market is not so concerned, but developments that we have seen over the past six months or so only add to unease about owning banks.

An interesting development in the market over the past few years has been the growing influence of private equity funds and their desire to take companies private in leveraged transactions. It seems every brokerage house has developed their own LBO (leveraged buyout) candidate list and many stocks seem to trade on speculation of being the next LBO takeout. The Fund in fact had two companies taken private - Petco and Univision, though neither has closed yet. Meanwhile another holding, Jones Apparel Group, put itself up for sale, but was ultimately snubbed by buyers. Fortunately, we sold our holdings on the original news of a potential sale as the stock jumped meaningfully. Finally, another holding, Navigant International was purchased by a competitor at a significant premium. We often say that we approach stock selection in much the same way as a private equity buyer and these results would lend credence to that statement.

As previously mentioned, the Fund continues to hold a rather large cash weighting. As we have mentioned in the past, we do not feel compelled to be fully invested just for the sake of being fully invested. We continue to stick to our discipline of only initiating new positions that meet our "buy at a discount to intrinsic value" methodology. Conversely, we are still very engaged in the stock market as we see value in those stocks we do own and which delivered the returns cited above. Some have asked "why not just hold larger weights in those stocks you own, rather than holding cash?" The answer lies in our disciplined approach to risk management - i.e. we cap exposure to any one idea. Our cash holdings are not a result of "making a call on the stock market", rather cash is simply the fallout of our bottoms-up approach and discipline to buying stocks at a discount and selling them at a premium to our estimates of their underlying intrinsic value. Certainly, investing in stocks is to invest in the "stock market" which has its own ebbs and flows. Accordingly, our cash weightings have followed those same ebbs and flows as we take advantage of them to buy and sell individual stocks within our intrinsic value methodology. The silver lining here is that we are now earning considerably more on our cash since the Fed has significantly raised short-term rates.

ECONOMIC AND MARKET CONDITIONS

Last year, we cited concerns about the "headwinds" of much higher energy prices and rising short-term interest rates as they approached levels that appeared to begin biting both the consumer and corporate America. Our view was that the economy may have seen its best rates of growth for awhile and in fact that is what has happened. Energy prices, while down from their peaks are still high by historical standards and 17 interest rate increases by the Fed are finally beginning to make borrowing more painful (money is no longer "free"). We can now add to those concerns a cracking housing market, where prices have begun to fall in many of the frothiest markets and unsold inventories continue to climb. The previously stout housing market had an undue positive influence on Gross Domestic Product (GDP); now it is having just the opposite effect. While we are not ready to call for a recession, it certainly isn’t difficult to paint a scenario where one begins to unfold. In fact, the yield curve is firmly inverted; something not seen very often, but when seen is highly predictive of a recession. Meanwhile, inflation as measured by the "core" Consumer Price Index continues to march upward. Current conditions have all the makings of a witch’s brew of "stagflation", something we haven’t seen in decades. It will be interesting to see how the Fed reacts to these conditions. On the one hand, core inflation exceeds their stated 1-2% target, putting pressure for higher rates or a continued pause at a minimum. On the other hand, the economy is clearly slowing, creating concern that Fed has been too aggressive. Meanwhile, our concern only grows about the country’s large twin fiscal and trade deficits and the related reliance on foreigners to finance them - they only serve to "raise the ante" for the Fed.

We continue to find the stock market generally at fair value today, albeit relying on relatively low long-term interest rates to make that statement. Risk and reward in the stock market seem to be fairly balanced, though four consecutive years of positive returns (as evidenced by the S&P 500 Index) and a slowing economy are raising the risk levels. It also explains why our cash levels remain at higher than normal levels. Today, small cap and mid cap indices (the ponds in which we often fish) are near all time highs and the search for value continues to be sparing and difficult.

CONCLUSION

We remain comfortable with our approach to the market and our disciplined investment style - a style that we believe has served Fund shareholders well. We continue to hold high levels of cash which is counter to what other funds and investors are likely doing at this time, fitting of our style of going against the grain. We look forward to cautiously putting that cash to work by investing in quality, growing companies at lower prices than we see today. Discrimination in stock selection and purchases becomes of paramount importance and this requires a strong research effort and attention to detail. Our goal is to provide this effort for the Fund, resulting in value-added performance over time regardless of the dynamics of the overall market. We embrace this challenge, believe we are well prepared to meet it, and look forward to reporting our progress to you in the months and years ahead.

Sincerely,
Christopher A. Matlock, CPA, CFA
Portfolio Manager

September 30, 2006

Opinions expressed are those of Christopher A. Matlock and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. Small- and Medium-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. The S&P 500 index is unmanaged and commonly used to measure performance of U.S. stocks. One cannot invest directly in an index.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security. Please see the following annual report for a list of the Fund’s holdings as of August 31, 2006.

This material must be preceded or accompanied by a current prospectus. Please refer to the prospectus for important information about the investment company including investment objectives, risks, charges and expenses.

Lighthouse Opportunity Fund
PORTFOLIO HOLDINGS BY INDUSTRY SECTOR at August 31, 2006 (Unaudited)

Portfolio Holdings	% of Net Assets

Cash	$2,183,824	20.27%
Consumer Discretionary	2,361,069	21.91%
Energy	1,087,523	10.09%
Financials	532,194	4.94%
Health Care	1,599,907	14.85%
Industrials	511,869	4.75%
Information Technology	2,066,340	19.18%
Other Assets in Excess
of Liabilities	432,682	4.01%
Net Assets	$10,775,408	100.00%

EXPENSE EXAMPLE for the Six Months Ended August 31, 2006 (Unaudited)

As a shareholder of the Lighthouse Opportunity Fund (the "Fund"), you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (3/01/06 - 8/31/06).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares less than 60 calendar days after you purchase them. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example

Lighthouse Opportunity Fund
EXPENSE EXAMPLE for the Six Months Ended August 31, 2006 (Unaudited), Continued

below. The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by the Fund and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Beginning	Ending	Expenses Paid
Account Value	Account Value	During Period
3/01/06	8/31/06	3/01/06 - 8/31/06*
Actual	$1,000	$ 992	$10.04
Hypothetical (5% return
before expenses)	1,000	1,015	10.16

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 2.00% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

Lighthouse Opportunity Fund
Hypothetical Value of $10,000 vs S&P 500 Index

Average Annual Total Return
Period Ended August 31, 2006
1 Year	7.60%
5 Year	9.06%
10 Year	4.37%
Since Inception
(9/29/95)	5.22%

This chart illustrates the performance of a hypothetical $10,000 investment made on August 31, 1996, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends.

As of August 31, 2006, the S&P 500 Index returned 8.88%, 4.65%, 8.91% and 9.42% for the 1-year, 5-year, 10-year and since inception (9/29/95) periods, respectively.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-811-0218

The fund imposes a 2% redemption fee on shares held less than two months. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The S&P 500 Index is a broad based index of 500 stocks, which is widely recognized as representative of the equity market in general. The index is unmanaged and returns include reinvested dividends. One cannot invest directly in an index.

Lighthouse Opportunity Fund

SCHEDULE OF INVESTMENTS at August 31, 2006

	Shares		Value
COMMON STOCKS: 74.0%
Automobiles & Components: 1.1%
	2,100	Autoliv, Inc.	$118,692
Capital Goods: 1.0%
	11,600	Sypris Solutions, Inc.	101,268
Commercial Services & Supplies: 5.0%
	2,800	Apollo Group, Inc. (a)	140,588
	6,500	Barrett Business
		Services, Inc. (a)	131,885
	7,500	Career Education
		Corp. (a)	143,625
	9,900	Corinthian
		Colleges, Inc. (a)	119,988
			536,086
Consumer Durables & Apparel: 1.4%
	9,200	Tempur-Pedic
		International, Inc. (a)	147,660
Energy: 7.2%
	3,600	Anadarko
		Petroleum Corp.	168,876
	2,500	National Oilwell
		Varco, Inc. (a)	163,250
	2,500	Pogo Producing Co.	111,025
	4,700	Precision Drilling
		Trust - ADR	172,302
	3,300	Ultra Petroleum
		Corp. - ADR (a)	163,812
			779,265
Health Care Equipment & Services: 7.8%
	5,800	Amsurg Corp. (a)	139,606
	9,300	Apria Healthcare
		Group, Inc. (a)	189,627
	11,800	Cardiac Science
		Corp. (a)	89,562
	2,200	Icon PLC - ADR (a)	151,459
	2,900	Triad Hospitals, Inc. (a)	127,774
	2,800	Unitedhealth
		Group, Inc.	145,460
			843,488
Health Care Equipment & Supplies: 1.5%
	6,900	Syneron
		Medical, Ltd (a)	163,530

Hotels Restaurants & Leisure: 3.0%
	9,100	AFC Enterprises,
		Inc. (a)	136,136
	2,700	Buffalo Wild
		Wings, Inc. (a)	94,095
	3,050	CEC
		Entertainment, Inc. (a)	97,234
			327,465
Insurance: 4.9%
	1,650	The Allstate Corp.	95,601
	12,400	Clark, Inc.	160,084
	3,600	Hub International,
		Ltd. - ADR	103,104
	3,950	The St. Paul
		Travelers Cos., Inc.	173,405
			532,194
Materials: 1.1%
	6,600	Alpha Natural
		Resources, Inc. (a)	119,658
Media: 5.6%
	5,100	CBS Corp. - Class B	145,605
	6,900	Clear Channel
		Communications, Inc.	200,376
	1,700	R.H. Donnelley Corp. (a)	92,344
	4,450	Viacom, Inc. - Class A (a)	161,535
			599,860
Pharmaceuticals & Biotechnology: 5.5%
	5,200	Aspreva Pharmaceuticals
		Corp. - ADR (a)	129,740
	8,266	Epix
		Pharmaceuticals, Inc. (a)	53,481
	4,100	Celgene Corp. (a)	166,829
	11,600	Isis
		Pharmaceuticals, Inc. (a)	88,624
	11,500	Salix Pharmaceuticals,
		Ltd. - ADR(a)	154,215
			592,889
Retailing: 7.1%
	12,500	Casual Male Retail
		Group, Inc. (a)	140,625
	11,600	Collegiate Pacific, Inc.	98,020

See accompanying Notes to Financial Statements.

Lighthouse Opportunity Fund
SCHEDULE OF INVESTMENTS at August 31, 2006

	Shares		Value
COMMON STOCKS: 74.0% (continued)
Retailing: 7.1% (continued)
	8,300	Haverty Furniture
		Cos., Inc.	$116,615
	5,900	Petco Animal
		Supplies, Inc. (a)	166,085
	5,500	Petsmart, Inc.	138,050
	7,700	Tuesday Morning Corp.	103,796
			763,191
Semiconductors & Semiconductor Equipment: 6.3%
	3,900	Analog Devices, Inc.	119,496
	3,100	International
		Rectifier Corp. (a)	109,430
	5,000	Microchip
		Technology, Inc.	170,800
	6,800	OmniVision
		Technologies, Inc. (a)	112,880
	5,800	Standard
		Microsystems Corp. (a)	162,806
			675,412
Software & Services: 1.0%
	2,500	First Data Corp.	107,425
Technology Hardware & Equipment: 11.0%
	5,800	ADC Telecommunications,
		Inc. (a)	79,170
	5,300	Avocent Corp. (a)	160,219
	15,300	Digi
		International, Inc. (a)	202,878
	9,250	Intevac, Inc. (a)	155,400
	4,800	Multi-Fineline
		Electronix, Inc. (a)	108,384
	6,900	Newport Corp. (a)	121,647
	5,171	Oplink Communications,
		Inc. (a)	101,507
	6,600	OSI Systems, Inc. (a)	129,954
	11,600	Universal Display
		Corp. (a)	123,076
			1,182,235
Transportation: 3.5%
	11,600	Eagle Bulk
		Shipping, Inc. - ADR	183,280
	2,050	Frontline, Ltd. - ADR	83,619
	3,500	Pacer International, Inc.	96,355
	829	Ship Finance
		International,
		Ltd. - ADR	16,729
			379,983
TOTAL COMMON STOCKS
(Cost $6,769,689)			7,970,301

	Units		Value
MASTER LIMITED PARTNERSHIP: 1.7%
Energy: 1.7%
	4,100	Plains All American
		Pipeline L.P.	188,600
TOTAL MASTER LIMITED
PARTNERSHIP
(Cost $46,143)			188,600

	Shares		Value
SHORT-TERM INVESTMENTS: 20.3%
Money Market Investments: 20.3%
	101,523	AIM Liquid Assets	101,523
	2,082,301	Treasury Cash Series II	2,082,301
TOTAL SHORT-TERM
INVESTMENTS
(Cost $2,183,824)			2,183,824
Total Investments in
Securities: 96.0%
(Cost $8,999,656)			10,342,725
Other Assets in Excess of
Liabilities: 4.0%			432,683
TOTAL NET
ASSETS: 100.0%			$10,775,408

(a) Non-income producing security.
ADR American Depository Receipt.

See accompanying Notes to Financial Statements.

Lighthouse Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES at August 31, 2006

ASSETS
Investments in securities, at value
(cost $8,999,656) (Note 2)	$10,342,725
Receivables:
Dividends and interest	16,991
Investment securities sold	434,637
Fund shares sold	2,000
Prepaid expenses	16,241
Total assets	10,812,594

LIABILITIES
Payables:
Distribution fees	4,413
Transfer agent fees	3,375
Administration fees	2,548
Fund accounting fees	2,450
Custody fees	1,086
Chief compliance officer fees	833
Investment advisory fees	763
Other accrued expenses	21,718
Total liabilities	37,186

NET ASSETS	$10,775,408
Net asset value, offering and redemption price per share
($10,775,408/613,598 shares outstanding; unlimited
number of shares authorized without par value)	$17.56

COMPONENTS OF NET ASSETS
Paid-in capital	$8,155,692
Accumulated net investment income	84,409
Accumulated net realized gain on investments	1,192,238
Net unrealized appreciation on investments	1,343,069
Net assets	$10,775,408

See accompanying Notes to Financial Statements.

Lighthouse Opportunity Fund

STATEMENT OF OPERATIONS For the year ended August 31, 2006

INVESTMENT INCOME
Dividends (net of foreign withholding tax of $1,958)	$136,270
Interest	80,510
Total Investment Income	216,780

EXPENSES (Note 3)
Investment advisory fees	$131,244
Administration fees	30,000
Distribution fees	26,249
Transfer agent fees	24,613
Fund accounting fees	20,766
Registration fees	17,000
Audit fees	16,644
Legal fees	16,339
Reports to shareholders	7,507
Trustee fees	7,054
Miscellaneous	6,257
Chief compliance officer fees	5,000
Custody fees	4,532
Insurance expense	768
Total expenses	313,973
Less: fees waived	(103,962)
Net expenses	210,011
Net investment income	6,769

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,230,333
Change in net unrealized appreciation on investments	(413,185)
Net realized and unrealized gain on investments	817,148
Net increase in net assets
resulting from operations	$823,917
See accompanying Notes to Financial Statements.

Lighthouse Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	August 31, 2006	August 31, 2005
DECREASE (INCREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income (loss)	$6,769	$(85,022)
Net realized gain on investments	1,230,333	1,233,515
Change in net unrealized
appreciation (depreciation)
on investments	(413,185)	770,450
Net increase in net assets
resulting from operations	823,917	1,918,943

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(1,160,527)	—
Total distributions to shareholders	(1,160,527)	—

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets
derived from net change
in outstanding shares (a) (b)	203,790	(876,164)
Total decrease (increase) in net assets	(132,820)	1,042,779

NET ASSETS
Beginning of year	10,908,228	9,865,449
End of year	$10,775,408	$10,908,228
Undistributed net investment income	$84,409	$—

(a) Net of redemption fees of $0 and $386, respectively.
(b) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	August 31, 2006		August 31, 2005
	Shares	Value	Shares	Value
Shares sold	85,907	$1,492,107	51,493	$853,654
Shares issued in
reinvestment of distributions	69,493	1,160,528	—	—
Shares redeemed (a)	(138,989)	(2,448,845)	(101,384)	(1,729,818)
Net increase (decrease)	16,411	$203,790	(49,891)	$(876,164)

See accompanying Notes to Financial Statements.

Lighthouse Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended August 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$18.27	$15.25	$13.98	$10.97	$12.74

Income from investment operations:
Net investment income (loss)	0.01	(0.14)	(0.08)	(0.14)	(0.17)
Net realized and unrealized
gain (loss) on investments	1.27	3.16	1.35	3.15	(1.60)
Total from investment operations	1.28	3.02	1.27	3.01	(1.77)

LESS DISTRIBUTIONS:
From net realized gain	(1.99)	—	—	—	—
Total distributions	(1.99)	—	—	—	—
Paid-in capital from
redemption fees (Note 2)	—	0.00 *	—	—	—
Net asset value, end of year	$17.56	$18.27	$15.25	$13.98	$10.97
Total return	7.60%	19.80%	9.08%	27.44%	(13.89)%

Ratio/supplemental data:
Net assets, end of year (millions)	$10.8	$10.9	$9.9	$9.4	$7.9

Ratio of expenses to average net assets:
Before fees waived and
expenses absorbed	2.99%	2.85%	2.86%	3.29%	2.89%
After fees waived and
expenses absorbed	2.00%	2.00%	2.00%	2.00%	2.00%

Ratio of net investment income (loss)
to average net assets:
Before fees waived and
expenses absorbed	(0.93)%	(1.64)%	(1.38)%	(2.48)%	(2.21)%
After fees waived and
expenses absorbed	0.06%	(0.79)%	(0.52)%	(1.19)%	(1.32)%
Portfolio turnover rate	56.52%	43.99%	52.10%	39.25%	62.42%

* Less than $0.01 per share
See accompanying Notes to Financial Statements.

Lighthouse Opportunity Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2006

NOTE 1 – ORGANIZATION
The Lighthouse Opportunity Fund (the "Fund") is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end investment management company. The Fund commenced operations on September 29, 1995.

The investment objective of the Fund is to seek growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation.Securities traded on a national securities exchange are valued at the last reported sales price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded on NASDAQ shall be valued using the NASDAQ Official Closing Price ("NOCP"). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities that are not traded on NASDAQ shall be valued at the most recent trade price. Securities for which quotations are not readily available are fair valued as determined in good faith by the Board of Trustees. When a security is "fair valued," consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. At August 31, 2006, the Fund held no fair valued securities.

B.
Federal Income Taxes. The Fund has elected to be taxed as "regulated investment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

Lighthouse Opportunity Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2006, Continued

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

C.
Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a first in, first out basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

D.
Use of Estimates.The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

E.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2006, the fund decreased accumulated net realized gain by $77,640 and increased net investment income by $77,640. The permanent items primarily relate to investments in partnerships and passive foreign investment companies and reclassification of distributions paid.

F.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

G.
Share Valuation. The net asset value ("NAV") per share of the Fund is calculated by dividing the sum of the value of the securities held, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which

Lighthouse Opportunity Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2006, Continued

the NYSE is closed for trading. The offering and redemption price per share is equal to the Fund’s net asset value per share. The fund charges a 2.00% redemption fee on shares held less than two months. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund retains the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
New Accounting Pronouncement. On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS
Lighthouse Capital Management, L.P. (the "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement (the "Agreement"). Under the Agreement the Advisor furnished all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.25% based upon the average daily net assets of the Fund. For the year ended August 31, 2006, the Fund incurred $131,244 in investment advisory fees.

The Advisor has contractually agreed to limit the Fund’s annual ratio of expenses to 2.00% of the Fund’s average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. For the year ended August 31, 2006, the Advisor waived $103,962 in fees for the Fund.

In accordance with the approval of the new advisory agreement on December 22, 2005, the Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after payment.

Lighthouse Opportunity Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2006, Continued

At August 31, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $73,875. The Advisor may recapture a portion of the above amount no later than the dates as stated below:
Year of Expiration	Amount
August 31, 2009	$73,875
The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC ("USBFS"), an indirect, wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s Administrator (the "Administrator") and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountant; coordinates the preparation and payment of Fund expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Average Net Assets of the Fund	Fee or Fee Rate
Under $15 million	$30,000
$15 to $50 million	0.20% of average daily net assets
$50 to $100 million	0.15% of average daily net assets
$100 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets
For the year ended August 31, 2006 the Fund incurred $30,000 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the year ended August 31, 2006 the Fund was allocated $5,000 of the Trust’s Chief Compliance Officer fees.

Quasar Distributors, LLC (the "Distributor") acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank, N.A.serves as custodian (the "Custodian") to the Fund. Both the Distributor and Custodian are affiliates of the Administrator.

The Fund has adopted a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may pay a fee to the Advisor, as Distribution Coordinator, at an annual rate of up to

Lighthouse Opportunity Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2006, Continued

0.25% of the average daily net assets of the Fund. The fee is paid to the Distribution Coordinator as compensation for distribution-related activities, not reimbursement for specific expenses incurred. For the year ended August 31, 2006, the Fund incurred $26,249 in distribution fees.

NOTE 4 – PURCHASES AND SALES OF SECURITIES
For the year ended August 31, 2006, the cost of purchases and the proceeds from the sale of securities, excluding short-term investments, were $4,724,667 and $5,773,429, respectively.

There were no purchases or sales of long-term U.S. Government securities for the year ended August 31, 2006.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS
The tax character of distributions paid during the years ended August 31, 2006 and 2005 was as follows:

	2006	2005
Distributions paid from:
Long-term capital gain	$1,160,527	$—
	$1,160,527	$—

As of August 31, 2006, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments (a)	$9,012,125
Gross unrealized appreciation	1,734,095
Gross unrealized depreciation	(403,495)
Net unrealized appreciation	1,330,600
Undistributed ordinary income	144,397
Undistributed long-term capital gain	1,144,719
Total distributable earnings	1,289,116
Total accumulated gains	$2,619,716

(a)	Represents cost for federal income tax purposes and differs from the cost for financial statement purposes due to timing of recognition or income and gains for federal income tax purposes.

Lighthouse Opportunity Fund

NOTES TO FINANCIAL STATEMENTS at August 31, 2006, Continued

NOTE 6 – PROXY VOTE
As described in more detail in a proxy statement approved by the Securities and Exchange Commission on November 17, 2005 and mailed to Fund shareholders on November 23, 2005, a series of transactions relating to the ownership structure of the Advisor occurred between July 1999 and June 2003. The Advisor has represented to the Trust that the transactions did not result in any actual change in the management or policies of the Advisor. However, the transactions may nonetheless be deemed inadvertently to have caused the current Investment Advisory Agreement to have been terminated. Accordingly, shareholders approved a new Investment Advisory Agreement and ratified investment advisory fee payments made to the Advisor since July 1999 at a shareholder meeting held on December 22, 2005.

Lighthouse Opportunity Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of
Lighthouse Opportunity Fund and
The Board of Trustees of
Professionally Management Portfolios

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Lighthouse Opportunity Fund, a series of Professionally Managed Portfolios, as of August 31, 2006 and the related statement of operations for the year then ended and the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended August 31, 2002 was audited by other auditors whose report dated October 11, 2002 expressed an unqualified opinion on the financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform an audit of the its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2006 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lighthouse Opportunity Fund as of August 31, 2006, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
October 2, 2006

Lighthouse Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on August 27-28, 2006, the Board (which is comprised entirely of persons who are considered to be Independent Trustees under the Investment Company Act) considered and approved the continuance of the Advisory Agreement with Lighthouse Capital Management, L.P. (the "Advisor") for another annual term. At a prior meeting held on June 19 and 20, 2006, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement. In addition, the Board engaged an independent third party consulting firm to review the nature and quality of the information presented to the Board. This information, together with the information provided to the Board throughout the course of year, formed the primary (but not exclusive) basis for the Board’s determinations. Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
The nature, extent and quality of the services provided and to be provided by the Advisor under the Advisory Agreement. The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record and the Advisor’s business continuity plan. The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics. The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
The Fund’s historical year-to-date performance and the overall performance of the Advisor.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund on both an absolute basis and in comparison to its peer funds as classified by Lipper.

Lighthouse Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

The Board noted that the Fund’s year-to-date performance was above the median of its peer group. The Board also noted that although the Fund’s one-, three- and five-year performance were below the median of its peer group, it was ranked in the second quartile for three- and five-year performance. Furthermore, the Fund was ranked in the first quartile for its year-to-date performance. The Board concluded that the Advisor’s performance was satisfactory under current market conditions.

The Board also noted that during the course of the prior year they had met with the Advisor in person to discuss various performance topics. The Board concluded that it was satisfied with the Fund’s overall performance record.

3.
The costs of the services to be provided by the Advisor and the structure of the Advisor’s fees under the Advisory Agreement.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to its peer funds and separate accounts for other types of clients advised by the Advisor, as well as all expense waivers and reimbursements.

The Board noted that the Advisor had agreed to waive its fees or reimburse the Fund for certain of its expenses to the extent necessary to maintain an annual expense ratio for the Fund of 2.00%. The Board noted that the Fund’s contractual advisory fee was above its peer group median; however, the advisory fee, net of waivers, was below its peer group median. The Board also noted that while the Fund’s total expense ratio was above its peer group median, the expense structure was in line with the fees charged by the Advisor to its other investment management clients and was not excessive. The Board particularly noted that the Advisor had continued to subsidize the Fund’s operations and had not yet recouped any amount of these subsidies. The Board concluded that the fees paid to the Advisor were fair and reasonable in light of comparative performance and expense and advisory fee information.

4.
Economies of Scale. The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow. The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse expenses through the specified period so that the Fund does not exceed its specified expense limitation. The Board concluded that there were no effective economies of scale to be shared by the Advisor at current asset levels, but considered revisiting

Lighthouse Opportunity Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

this issue in the future as circumstances changed and asset levels increased.

5.
The profits to be realized by the Advisor and its affiliates from their relationship with the Fund.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund. The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, particularly benefits received in exchange for "soft dollars" and the 12b-1 fees paid to the Advisor. After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement, but rather the Board based its determination on the total mix of information available to them. Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fee, were fair and reasonable to the Fund, and that the Fund’s shareholders received reasonable value in return for the advisory fees paid. The Board therefore determined that the continuance of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

Lighthouse Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, the Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund’s investment objectives, strategies, and policies and to general supervision by the Board.

The current Trustees and executive officers of the Trust, their dates of birth and positions with the Trust, term of office with the Trust and length of time served, their principal occupations for the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon	1	Allegiant
(born 1943)	and	Term;	Industries, Inc.		Funds.
2020 E. Financial Way	Trustee	Since	(administrative,
Suite 100		May 1991.	management and
Glendora, CA 91741			business consulting);
formerly, Chief
Operating Officer,
Integrated Asset
Management
(investment advisor
and manager) and
formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).
Wallace L. Cook	Trustee	Indefinite	Financial Consultant;	1	None.
(born 1939)		Term;	formerly, Senior Vice
2020 E. Financial Way		Since	President, Rockefeller
Suite 100		May 1991.	Trust Co.; Financial
Glendora, CA 91741			Counselor, Rockefeller
& Co.

Lighthouse Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Carl A. Froebel	Trustee	Indefinite	Owner, Golf	1	None.
(born 1938)		Term;	Adventures, LLC,
2020 E. Financial Way		Since	(Vacation Services);
Suite 100		May 1991.	formerly, President
Glendora, CA 91741			and Founder,
National Investor
Data Services, Inc.
(investment related
computer software).
Steven J. Paggioli	Trustee	Indefinite	Consultant, since	1	Trustee,
(born 1950)		Term;	July 2001; formerly,		Managers
2020 E. Financial Way		Since	Executive Vice		Funds;
Suite 100		May 1991.	President, Investment		Trustee,
Glendora, CA 91741			Company		Managers
			Administration, LLC		AMG Funds.
("ICA") (mutual
fund administrator).
Rowley W.P. Redington	Trustee	Indefinite	President, Intertech	1	None.
(born 1944)		Term;	Computer Services
2020 E. Financial Way		Since	Corp. (computer
Suite 100		May 1991.	services and
Glendora, CA 91741			consulting).
Officers of the Trust
Robert M. Slotky	President	Indefinite	Vice President,	1	Not
(born 1947)		Term;	U.S. Bancorp Fund		Applicable.
2020 E. Financial Way		Since	Services, LLC, since
Suite 100		Aug. 2002.	July 2001; formerly,
Glendora, CA 91741	Chief	Indefinite	Senior Vice President,
	Comp-	Term;	ICA (May 1997-July
	liance	Since	2001).
	Officer	Sept. 2004.

	Anti-	Indefinite
	Money	Term;
	Laund-	Since
	ering	Dec. 2005.
Officer

Lighthouse Opportunity Fund

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited), Continued

Number of
		Term		Portfolios
		of Office		in Fund
Name,	Position	and Length	Principal	Complex(2)	Other
Address	with the	of Time	Occupation During	Overseen	Directorships
and Age	Trust(1)	Served	Past Five Years	by Trustees	Held
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial	1	Not
(born 1973)		Term;	Officer, U.S.		Applicable.
615 East Michigan St.		Since	Bancorp Fund
Milwaukee, WI 53202		August	Services, LLC,
		2002.	since April 2006;
Vice President,
U.S. Bancorp Fund
Services, LLC, since
1997; formerly,
Chief Financial
Officer, Quasar
Distributors, LLC
(2000-2003).
Angela L. Pingel	Secretary	Indefinite	Counsel, U.S.	1	Not
(born 1971)		Term;	Bancorp Fund		Applicable.
615 East Michigan St.		Since	Services LLC, since
Milwaukee, WI 53202		December	2004; formerly,
		2005.	Associate, Krukowski
& Costello, S.C.,
(2002-2004);
formerly, Vice
President - Investment
Operations, Heartland
Advisors, Inc.
(1994-2002).

(1)	Trustees of the Trust are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").

(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term "Fund Complex" applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

Lighthouse Opportunity Fund

FEDERAL TAX INFORMATION (Unaudited)

The Lighthouse Opportunity Fund designates 31% of the ordinary distributions paid during the year ended August 31, 2006 as qualified dividend income under the Jobs Growth and Tax Reconciliation Act of 2003.

For the year ended August 31, 2006, 21% of the ordinary distributions paid by the Lighthouse Opportunity Fund, qualify for the dividend received deduction available to corporate shareholders.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Lighthouse Opportunity Fund files its complete schedule of portfolio holdings for its first and third quarters with the SEC on From N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling (866) 811-0218. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.

INFORMATION ABOUT PROXY VOTING (Unaudited)

Information regarding how the Lighthouse Opportunity Fund votes proxies relating to portfolio securities is available without charge, upon request, by calling toll-free (866) 811-0218, or by accessing the SEC’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available by calling (866) 811-0218 or through the SEC’s website at www.sec.gov.

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS (Unaudited)

On December 22, 2005, a Special Meeting of Shareholders of the Fund was held (1) to approve a new investment advisory agreement by and between the Trust, on behalf of the Fund, and the Advisor; and (2) to approve the retention of fees by, and payment of fees to, the Advisor for the period July 29, 1999 through the effective date of the new advisory agreement.

The results of the voting for the approval of the new investment advisory agreement were as follows:
		Number of Shares
	For	Against	Abstain
Lighthouse Opportunity Fund	419,786	0	240
The results of the voting for the approval of the retention of fees by, and payment of fees to the Advisor were as follows:
		Number of Shares
	For	Against	Abstain
Lighthouse Opportunity Fund	419,104	0	923

Advisor
LIGHTHOUSE CAPITAL MANAGEMENT, L.P.
10000 Memorial Drive, Suite 300
Houston, Texas 77024
(713) 688-6881
Toll-Free Account Inquiries (866) 811-0218

Distributor
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian
U.S. BANK, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer and Dividend Disbursing Agent
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm
TAIT, WELLER & BAKER LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
PAUL, HASTINGS, JANOFSKY & WALKER, LLP
55 Second Street, 24th Floor
San Francisco, California 94105

Lighthouse Opportunity Fund
Symbol - LGFTX
CUSIP - 742935794

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2006	FYE 8/31/2005
Audit Fees	$15,000	$14,500
Audit-Related Fees	N/A	N/A
Tax Fees	$2,000	$2,000
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2006	FYE 8/31/2005
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  11/8/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date  11/8/2006

By (Signature and Title) /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  11/8/2006

* Print the name and title of each signing officer under his or her signature.